UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2011 (December 31, 2010)
McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07791 (Commission File Number)	72-1424200 (IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (504) 582-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
As previously reported, on December 30, 2010, McMoRan Exploration Co. (the “Company”) consummated its acquisition of the shallow water Gulf of Mexico shelf properties, interests and assets (the “Assets”) of Plains Exploration & Production Company (“PXP”). The unaudited pro forma condensed consolidated statement of operations and accompanying notes of the Company for the year ended December 31, 2010, reflecting our acquisition of the Assets and concurrent financing transactions as if such transactions occurred on January 1, 2010, are attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d) The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.
By:	/s/ Nancy D. Parmelee
Nancy D. Parmelee
Senior Vice President, Chief Financial Officer and Secretary (authorized signatory and Principal Financial Officer)

Date:	February 28, 2011

McMoRan Exploration Co.
Exhibit Index
Exhibit Number

99.1	Unaudited pro forma condensed consolidated statement of operations and accompanying notes of McMoRan Exploration Co. for the year ended December 31, 2010.